EXHIBIT 99.1
Restaurant Brands International Inc. Announces Revised Segment Reporting
New Segments Provide Enhanced Disclosure on International and Home Market Businesses
RBI to Report Under New Segments Beginning with Year-End 2023 Results on February 13, 2024

Toronto, January 8, 2024 - Restaurant Brands International Inc. (“RBI”, “Company”) (TSX: QSR) (NYSE: QSR) (TSX: QSP) today announced details of its shift in reportable segments and definition of segment income.

Beginning with the fourth quarter and year ended December 31, 2023, RBI will report results under five reportable segments: (1) Tim Hortons (“TH”); (2) Burger King (“BK”); (3) Popeyes Louisiana Kitchen (“PLK”); (4) Firehouse Subs (“FHS”); and (5) International (“INTL”). The TH, BK, PLK and FHS segments include results from each brands’ operations in the United States and Canada. INTL includes consolidated results from each brands’ operations outside of the United States and Canada. This shift in reportable segments reflects how RBI's leadership intends to oversee and manage the business going forward.

In addition, RBI has transitioned its definition of segment income from Adjusted EBITDA to Adjusted Operating Income (“AOI”). Unlike Adjusted EBITDA, AOI includes depreciation and amortization (excluding franchise agreement amortization) as well as share-based compensation and non-cash incentive compensation expense. RBI will continue to report Adjusted EBITDA on a consolidated and segment level basis for supplemental purposes.

Josh Kobza, Chief Executive Officer of RBI commented, "Our announcement today reflects how I plan to oversee and manage our business moving forward. We have four amazing brands being led by five ambitious leaders across our home markets and international. I am excited to provide them with even greater autonomy over their strategic decisions so they can move quickly to accelerate growth.”

Matthew Dunnigan, Chief Financial Officer added, “Our business leaders are prioritizing investments that will drive long-term growth and attractive returns for our shareholders. Our transition to Adjusted Operating Income will provide increased focus on all the operating expenses associated with these investments and add greater accountability for delivering strong returns through profitability growth over time.”

The Company has included supplemental unaudited information containing 11 quarters of historical financial and operational metrics (from the first quarter of 2021 through the third quarter of 2023) for these five reportable segments in this press release, in a Form 8-K published today and in an excel file posted to rbi.com/investors. Additional details on each segment are included in the supplemental information below. The supplemental unaudited historical business segment information does not represent a restatement or reissuance of previously issued financial statements and relates entirely to segment presentation with no effect on previously reported consolidated results.

The Company will report under these segments and with its new segment income definition beginning with its results for the fourth quarter and year ended December 31, 2023 which will be announced before market open on February 13, 2024.

About Restaurant Brands International Inc.
Restaurant Brands International Inc. is one of the world's largest quick service restaurant companies with over $40 billion in annual system-wide sales and over 30,000 restaurants in more than 100 countries. RBI owns four of the world’s most prominent and iconic quick service restaurant brands – TIM HORTONS®, BURGER KING®, POPEYES®, and FIREHOUSE SUBS®. These independently operated brands have been serving their respective guests, franchisees and communities for decades. Through its Restaurant Brands for Good framework, RBI is improving sustainable outcomes related to its food, the planet, and people and communities. To learn more about RBI, please visit the company’s website at www.rbi.com.

Contacts
Investors: investor@rbi.com
Media: media@rbi.com

Forward-Looking Statements
This press release contains certain forward-looking statements and information, which reflect management's current beliefs and expectations regarding future events and operating performance and speak only as of the date hereof. These forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties. These forward-looking statements include statements about our expectations regarding our future structure, growth, positioning, plans and strategies for each of our brands and international markets, timing and content of future reporting, future investments in technology, development and operations, our aspiration to deliver strong returns through profitability growth over time, and our ability to enhance operations and drive long-term growth and shareholder returns. The factors that could cause actual results to differ materially from RBI’s expectations are detailed in filings of RBI with the Securities and Exchange Commission and applicable Canadian securities regulatory authorities, such as its annual and quarterly reports and current reports on Form 8-K, and include the following: future restructurings and strategic initiatives that RBI undertakes, risks related to unforeseen events such as pandemics, geopolitical conflicts and macroeconomic conditions; risks related to the supply chain; risks related to ownership and leasing of properties; risks related to our franchisees financial stability and their ability to access and maintain the liquidity necessary to operate their business; risks related to our fully franchised business model; risks related to RBI’s ability to successfully implement its domestic and international growth strategy and risks related to its international operations; risks related to RBI’s ability to compete domestically and internationally in an intensely competitive industry; risks related to technology; evolving legislation and regulations in the area of franchise and labor and employment law; our ability to address environmental and social sustainability issues and changes in applicable tax and other laws and regulations or interpretations thereof. Other than as required under U.S. federal securities laws or Canadian securities laws, we do not assume a duty to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, change in expectations or otherwise.

SUPPLEMENTAL INFORMATION

RBI’s Reportable Segments
We have five reportable segments: (1) Tim Hortons (“TH”); (2) Burger King (“BK”); (3) Popeyes Louisiana Kitchen (“PLK”); (4) Firehouse Subs (“FHS”); and (5) International (“INTL”). The TH, BK, PLK and FHS segments include results from each brands’ operations in the United States (U.S.) and Canada. INTL includes consolidated results from each brands’ operations outside of the U.S. and Canada, collectively representing over 120 countries and territories globally.

	Franchised Restaurants	Company Restaurants	LTM Revenue ($s mm)	LTM AOI ($s mm)
Tim Hortons	4,495	7	$3,940	$953
Burger King	7,174	50	$1,263	$404
Popeyes	3,288	41	$671	$217
Firehouse Subs	1,212	39	$172	$38
International	14,069	0	$844	$585
TOTAL RBI	30,238	137	$6,891	$2,197
Restaurant count as of September 30, 2023. LTM represents last twelve months ended September 30, 2023 and can be calculated using the trending schedules attached to this release by summing results from the 3 months ended December 31, 2022, March 31, 2023, June 30, 2023, and September 30, 2023.

Segment Contribution: LTM September 30, 2023

Key Revenue Drivers by Segment

Our business generates revenues from the following sources: (i) sales, consisting primarily of supply chain sales, which represent sales of products, supplies and restaurant equipment to franchisees, as well as sales of consumer packaged goods (“CPG”) to retailers and sales at Company restaurants; (ii) franchise revenues, consisting primarily of royalties based on a percentage of sales reported by franchise restaurants and franchise fees paid by franchisees; (iii) property revenues from properties we lease or sublease to franchisees; and (iv) advertising revenues and other services, consisting primarily of advertising fund contributions based on a percentage of sales from franchised restaurants.

As of September 30, 2023, the primary revenue drivers for each segment were:

Revenue Drivers	Sales	Royalties[1]	Property[2]	Franchise Fees & Other[4]	Advertising & Other Services
Tim Hortons	Supply Chain & CPG	Mid-4% Average Varies by US vs CA and Property Control	Rental Income on ~75% of System[3]	Amortized Franchise Agreement Fees	Ad Fund: 4% SWS
Burger King	Company Restaurants	~4.5%	Rental Income on ~20% of System[3]		Ad Fund: 4% SWS[5] Tech: Fee Per Digital Ticket
Popeyes		~5.0%	Rental Income on <3% of System[3]		Ad Fund: 4% SWS Tech: $2.4k Fee + 1% Digital Sales[6]
Firehouse Subs		~6.0%	None		Ad Fund: 5% SWS
International	None	Mid-4% Average Varies by Market & Master Franchisee	Not Meaningful		Ad Fund: up to 0.5% SWS[7] & Tech Revenue
(1)Actual royalty rates may be impacted by development incentive programs for new builds and remodels. TH rates vary depending on property control. TH franchisees who lease land and/or buildings from us typically pay a royalty of 3.0% to 4.5% of gross sales while franchisees who do not lease from us typically pay a higher royalty up to 6% of gross sales. INTL royalty rates vary by market and master franchisee.
(2)Represents percent of restaurants (all formats) that pay rental income as of September 30, 2023. For TH, represents range of rental income percentages received for Standard format restaurants, excluding Petrol and Non-Standard restaurants. INTL receives rental income from 10 stores.
(3)Rental income typically comprised of the greater of fixed monthly payments or rental payments based on percentage (8.5% to 10%) of gross sales.
(4)Each segment recognizes convention related revenues in the period in which they occur within Franchise Fees and Other Revenues.
(5)Potential for advertising fund to increase to 4.5% from January 1, 2025 to December 31, 2028, should certain average profitability thresholds be met.
(6)Beginning January 1, 2024, digital technology fee equals 1% of all digital sales. During 2023, digital technology fee equaled 1% of first party digital sales only. For both periods, the digital technology fee includes a $2,400 annual fixed fee with total digital technology fees capped at $6,500 per year.
(7)INTL advertising funds are generally managed by franchisees in their respective markets. In addition, franchisees contribute to a global advertising fund managed by the franchisor. These contributions vary by brand and market and are typically up to 0.5% of system-wide sales.

International Segment Foreign Currency Information

For the nine months ended September 30, 2023, the International segment system-wide sales were primarily derived from the following currencies: Euro (~37% of system-wide sales), British pound (~6%), Australian dollar (~6%), Chinese yuan (~6%), Brazilian real (~5%) and Turkish Lira (~5%). We also derived approximately 1.5% of system-wide sales from the Argentine peso.

For the vast majority of International franchise agreements, system-wide sales are converted to either US dollar, European Euro, British pound or Australian dollar (“main currencies”) at month-end foreign exchange rates and royalties are paid to RBI in main currencies.

Key Expense Drivers by Segment

Our primary business expenses are related to the following: (i) cost of sales, consisting primarily of costs associated with the management of our TH supply chain, cost of products sold to retailers, and food, paper and labor costs of Company restaurants; (ii) franchise and property expenses, consisting primarily of depreciation of properties leased to franchisees, and rental expense associated with properties subleased to franchisees, and (iii) advertising expenses and other services consisting primarily of expenses relating to marketing, advertising and promotion, technology initiatives and depreciation and amortization. As a reminder, we generally manage advertising expenses to equal advertising revenues in the long term, however in some periods there may be a mismatch in the timing of revenues and expenses or higher expenses due to our support of certain marketing program initiatives – such as our C$80 million investment behind the Tim Hortons Canada advertising fund in 2021 and our current (Q4 2022 through Q4 2024) $120 million advertising investment in Burger King US as part of the brand’s multi-year Reclaim the Flame program.

As of September 30, 2023, the primary expense drivers for each segment were:

Expense Drivers[1]	Cost of Sales	Franchise & Property Expense[2]	Advertising & Other Services[4]
Tim Hortons	Supply Chain, CPG, Depreciation & Amortization	Depreciation, Rent for Leased Properties & Amortization[3]	Ad Fund, Tech Expenses, Digital Expenses & CPG Marketing
Burger King	Company Restaurants		Ad Fund, Tech Expenses & Digital Expenses
Popeyes
Firehouse Subs		Minimal
International	None	Minimal
(1)Each segment may recognize bad debt expenses (recoveries) within the line item in which the aged receivable occurs.
(2)Each segment recognizes convention related expenses in the period in which they occur within Franchise and Property Expenses.
(3)Related to franchise agreements and tenant inducements (primarily contributions towards remodels in which we have property control).
(4)Includes depreciation and amortization related to technology and digital assets.

In addition to the above, we report segment general and administrative expenses (“Segment G&A”) which consist primarily of salary and employee-related costs for non-restaurant employees, share-based compensation and non-cash incentive compensation expense (“SBC”), professional fees, information technology systems, general overhead for our corporate offices and depreciation and amortization of assets related to our corporate functions. Segment G&A excludes FHS Transaction costs and Corporate restructuring and advisory fees.

Key Operating Metrics

We evaluate our restaurants and assess our business based on the following operating metrics.

System-wide sales growth refers to the percentage change in sales at all franchised restaurants and Company restaurants (referred to as system-wide sales) in one period from the same period in the prior year. Comparable sales refers to the percentage change in restaurant sales in one period from the same prior year period for restaurants that have been open for 13 months or longer for Tim Hortons, Burger King and Firehouse Subs and 17 months or longer for Popeyes Louisiana Kitchen. Additionally, if a restaurant is closed for a significant portion of a month (such as during a renovation), the restaurant is excluded from the monthly comparable sales calculation. System-wide sales growth and comparable sales are measured on a constant currency basis, which means that results exclude the effect of foreign currency translation ("FX Impact") and are calculated by translating prior year results at current year monthly average exchange rates. We analyze key operating metrics on a constant currency basis as this helps identify underlying business trends, without distortion from the effects of currency movements.

System-wide sales represent sales at all franchise restaurants and company-owned restaurants. We do not record franchise sales as revenues; however, our royalty revenues and advertising fund contributions are calculated based on a percentage of franchise sales.

Net restaurant growth refers to the net increase in restaurant count (openings, net of permanent closures) over a trailing twelve-month period, divided by the restaurant count at the beginning of the trailing twelve-month period.

These metrics are important indicators of the overall direction of our business, including trends in sales and the effectiveness of each brand’s marketing, operations and growth initiatives.

In our 2022 financial reports, our key business metrics included results from our franchised Burger King restaurants in Russia, with supplemental disclosure provided excluding these restaurants. We did not generate any new profits from restaurants in Russia in 2022 and do not expect to generate any new profits in 2023. Consequently, beginning in the first quarter of 2023, our reported key business metrics exclude the results from Russia for all periods after December 31, 2021.

Non-GAAP Measures

Below, we define the non-GAAP financial measures included in the trending schedules and recast financial statements. In addition, we discuss the reasons why we believe this information is useful to management and may be useful to investors. These measures do not have standardized meanings under GAAP and may differ from similarly captioned measures of other companies in our industry.

To supplement our condensed consolidated financial statements presented on a GAAP basis, RBI reports the following non-GAAP financial measures: Adjusted Operating Income (“AOI”), EBITDA, Adjusted EBITDA, LTM Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted Earnings per Share (“Adjusted Diluted EPS”), Organic revenue growth, Organic Adjusted EBITDA growth, Organic Adjusted Net Income growth, Organic Adjusted Diluted EPS growth, Free Cash Flow, LTM Free Cash Flow, Net Interest Paid, and Adjusted EBITDA Net Leverage. We believe that these non-GAAP measures are useful to investors in assessing our operating performance or liquidity, as they provide them with the same tools that management uses to evaluate our performance or liquidity and are responsive to questions we receive from both investors and analysts. By disclosing these non-GAAP measures, we intend to provide investors with a consistent comparison of our operating results and trends for the periods presented.

Adjusted Operating Income (“AOI”) represents income from operations adjusted to exclude (i) franchise agreement amortization (“FAA”) as a result of acquisition accounting, (ii) (income) loss from equity method investments, net of cash distributions received from equity method investments, (iii) other operating expenses (income), net and, (iv) income/expenses from non-recurring projects and non-operating activities. For the periods referenced in the following financial results, income/expenses from non-recurring projects and non-operating activities included (i) non-recurring fees and expense incurred in connection with the Firehouse Acquisition consisting of professional fees, compensation-related expenses and integration costs (“FHS Transaction costs”); and (ii) non-operating costs from professional advisory and consulting services associated with certain transformational corporate restructuring initiatives that rationalize our structure and optimize cash movements as well as services related to significant tax reform legislation and regulations (“Corporate restructuring and advisory fees”). Management believes that these types of expenses are either not related to our underlying profitability drivers or not likely to re-occur in the foreseeable future and the varied timing, size and nature of these projects may cause volatility in our results unrelated to the performance of our core business that does not reflect trends of our core operations. AOI is used by management to measure operating performance of the business, excluding these other specifically identified items that management believes are not relevant to management’s assessment of our operating performance. AOI, as defined above, also represents our measure of segment income for each of our five operating segments.

EBITDA is defined as earnings (net income or loss) before interest expense, net, (gain) loss on early extinguishment of debt, income tax (benefit) expense, and depreciation and amortization and is used by management to measure operating performance of the business. Adjusted EBITDA is defined as EBITDA excluding (i) the non-cash impact of share-based compensation and non-cash incentive compensation expense, (ii) (income) loss from equity method investments, net of cash distributions received from equity method investments, (iii) other operating expenses (income), net, and (iv) income or expense from non-recurring projects and non-operating activities (as described above).

LTM Adjusted EBITDA is defined as Adjusted EBITDA for the last twelve-month period to the date reported.

Adjusted Net Income is defined as net income excluding (i) franchise agreement amortization as a result of acquisition accounting, (ii) amortization of deferred financing costs and debt issuance discount, (iii) loss on early extinguishment of debt and interest expense, which represents non-cash interest expense related to losses reclassified from accumulated comprehensive income (loss) into interest expense in connection with interest rate swaps de-designated in May 2015, November 2019 and September 2021, (iv) (income) loss from equity method investments, net of cash distributions received from equity method investments, (v) other operating expenses (income), net, and (vi) income or expense from non-recurring projects and non-operating activities (as described above).

Adjusted Diluted EPS is calculated by dividing Adjusted Net Income by the weighted average diluted shares outstanding of RBI during the reporting period. Adjusted Net Income and Adjusted Diluted EPS are used by management to evaluate the operating performance of the business, excluding certain non-cash and other specifically identified items that management believes are not relevant to management’s assessment of operating performance.

Free Cash Flow is the total of Net cash provided by operating activities minus Payments for property and equipment. Free Cash Flow is a liquidity measure used by management as one factor in determining the amount of cash that is available for working capital needs or other uses of cash, however, it does not represent residual cash flows available for discretionary expenditures. LTM Free Cash Flow is defined as Free Cash Flow for the last twelve-month period to the date reported.

Net Interest Paid is the total of cash interest paid in the period, cash proceeds (payments) related to derivatives, net from both investing activities and financing activities and cash interest income received. This liquidity measure is used by management to understand the net effect of interest paid, received and related hedging payments and receipts.